UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

July 29, 2024

Date of report (Date of earliest event reported)

RENASANT CORPORATION

(Exact name of registrant as specified in its charter)

Mississippi	001-13253	64-0676974
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

209 Troy Street, Tupelo, Mississippi 38804-4827

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (662) 680-1001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $5.00 par value per share	RNST	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On July 29, 2024, Renasant Corporation (“Renasant” or the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Stephens Inc., as representative of the several underwriters named in Schedule A thereto (collectively, the “Underwriters”), to issue and sell 6,250,000 shares of the Company’s common stock, par value $5.00 per share (“Common Stock”), at a public offering price of $32.00 per share in an underwritten public offering (the “Offering”). The offer and sale of shares of Common Stock in the Offering was registered under the Securities Act of 1933, as amended (the “Act”), pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-260188), which automatically became effective upon filing on October 12, 2021, as supplemented by the prospectus supplement dated July 30, 2024. As part of the Offering, the Company granted the Underwriters a 30-day option to purchase up to an additional 937,500 shares of Common Stock at the public offering price, less underwriting discounts and commissions.

After deducting underwriting discounts and commissions and estimated offering expenses payable by the Company, the Company expects the net proceeds of the Offering to be approximately $188.5 million (assuming no exercise of the Underwriters’ option to purchase additional shares). The Company intends to use the net proceeds from the Offering for general corporate purposes to support its continued growth, investments in Renasant Bank and future strategic acquisitions. The Offering is expected to close on or about July 31, 2024, subject to satisfaction of customary closing conditions.

The Underwriting Agreement contains customary representations, warranties and agreements of the Company, customary conditions to closing, indemnification obligations of the parties, including for liabilities under the Act, and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. Consequently, persons other than the parties to such agreement may not rely upon the representations and warranties in the Underwriting Agreement as characterizations of actual facts or circumstances as of the date of the Underwriting Agreement or as of any other date. The Underwriting Agreement is not intended to provide any other factual information about the Company. The foregoing description is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1 and incorporated herein by reference.

The legal opinion of Phelps Dunbar LLP relating to the validity of the Common Stock is attached hereto as Exhibit 5.1.

Item 7.01	Regulation FD Disclosure

On July 29, 2024, the Company issued a press release announcing the pricing of the Offering, which is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Act or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Congress passed the Private Securities Litigation Reform Act of 1995 in an effort to encourage companies to provide information about their anticipated future financial performance. This act provides a safe harbor for such disclosure, which protects a company from unwarranted litigation if actual results are different from management expectations. Such forward-looking statements usually include words such as “expects,” “projects,” “proposes,” “anticipates,” “believes,” “intends,” “estimates,” “strategy,” “plan,” “potential,” “possible,” “approximately,” “should” and variations of such words and other similar expressions. The forward-looking statements in this communication reflect Renasant’s current assumptions and estimates of, among other things, future economic circumstances, industry conditions, business strategy and decisions, company performance and financial results. Renasant believes its assumptions and estimates are reasonable, but they are all inherently subject to significant business, economic and competitive risks and uncertainties, many beyond Renasant’s control, that could cause the Company’s actual results and experience to differ from the anticipated results and expectations indicated or implied in such forward-looking statements. Such differences may be material. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and, accordingly, they should not place undue reliance on these forward-looking statements, which speak only as of the date they are made.

Important factors currently known to management that could cause our actual results to differ materially from those in forward-looking statements include the following: (i) the Company’s ability to efficiently integrate acquisitions into its operations, retain the customers of these businesses, grow the acquired operations and realize the cost savings expected from an acquisition to the extent and in the timeframe anticipated by management; (ii) the effect of economic conditions and interest rates on a national, regional or international basis; (iii) timing and success of the implementation of changes in operations to achieve enhanced earnings or effect cost savings; (iv) competitive pressures in the consumer finance, commercial finance, insurance, financial services, asset management, retail banking, factoring, and mortgage lending and auto lending industries; (v) the financial resources of, and products available from, competitors; (vi) changes in laws and regulations as well as changes in accounting standards; (vii) changes in policy by regulatory agencies; (viii) changes in the securities and foreign exchange markets; (ix) the Company’s potential growth, including its entrance or expansion into new markets, and the need for sufficient capital to support that growth; (x) changes in the quality or composition of the Company’s loan or investment portfolios, including adverse developments in borrower industries or the repayment ability of individual borrowers or issuers of investment securities, or the impact of interest rates on the value of our investment securities portfolio; (xi) an insufficient allowance for credit losses as a result of inaccurate assumptions; (xii) changes in the sources and costs of the capital we use to make loans and otherwise fund our operations, due to deposit outflows, changes in the mix of deposits and the cost and availability of borrowings; (xiii) general economic, market or business conditions, including the impact of inflation; (xiv) changes in demand for loan and deposit products and other financial services; (xv) concentration of deposit and credit exposure; (xvi) changes or the lack of changes in interest rates, yield curves and interest rate spread relationships; (xvii) increased cybersecurity risk, including potential network breaches, business disruptions or financial losses; (xviii) civil unrest, natural disasters, epidemics and other catastrophic events in the Company’s geographic area; (xix) the impact, extent and timing of technological changes; and (xix) other circumstances, many of which are beyond management’s control.

Management believes that the assumptions underlying Renasant’s forward-looking statements are reasonable, but any of the assumptions could prove to be inaccurate. Investors are urged to carefully consider the risks described in Renasant’s filings with the Securities and Exchange Commission (the “SEC”) from time to time, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, which are available at www.renasant.com and the SEC’s website at www.sec.gov.

Renasant undertakes no obligation, and specifically disclaims any obligation, to update or revise forward-looking statements, whether as a result of new information or to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as required by federal securities laws.

Item 9.01	Financial Statements and Exhibits

The following are filed as exhibits to this Current Report on Form 8-K:

(d) Exhibits

Number	Description

1.1	Underwriting Agreement, dated July 29, 2024, by and between Renasant Corporation and Stephens Inc., as representative of the several underwriters named therein.*

5.1	Opinion of Phelps Dunbar LLP.

23.1	Consent of Phelps Dunbar LLP (included in Exhibit 5.1 filed herewith).

99.1	Press Release announcing the pricing of the Offering dated July 29, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby agrees to furnish a copy of any omitted schedule or similar attachment to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENASANT CORPORATION

By:	/s/ C. Mitchell Waycaster
Name:	C. Mitchell Waycaster
Title:	Chief Executive Officer

Date: July 30, 2024